UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 22, 2006

Date of report (Date of earliest event reported)
Syntax-Brillian Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281

(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.38
Exhibit 10.45
Exhibit 10.46
Exhibit 10.47
Exhibit 10.48
Exhibit 10.49

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Factoring Agreement
     On November 22, 2006, our wholly owned subsidiary, Syntax Corporation, entered into an amended and restated factoring agreement (the “Factoring Agreement”) with The CIT Group/Commercial Services, Inc. (“CIT”). Under the Factoring Agreement, we sell and assign collection of our accounts receivable to CIT, subject to CIT’s approval, and CIT assumes the credit risk for all accounts approved by CIT. We pay fees to CIT of 0.30% or 0.20% of gross invoice amounts approved by CIT, depending on whether the accounts receivable amounts are forwarded to Preferred Bank or paid to directly to us, plus 0.25% for each 30-day period in which invoices are outstanding, subject to a minimum fee per calendar quarter of $112,500. Of these factored accounts, 85% of all proceeds received from CIT for factored accounts are applied to advances under our credit facility with Preferred Bank. In addition, we may request that CIT advance us up to $15,000,000 based on the accounts receivable of two of our customers. We granted a security interest in our accounts receivable to CIT to secure our obligations to CIT under the Factoring Agreement. The foregoing description of the Factoring Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Factoring Agreement, which is filed as Exhibit 10.45 and is incorporated by reference into this Item 1.01.
Arrangements with Preferred Bank
     On December 1, 2006, we entered into two additional loans with Preferred Bank providing for an aggregate of $12,000,000. The Amended and Restated Promissory Note — Variable Rate in the principal amount of $10,000,0000 is secured by a cash collateral account maintained by Taiwan Kolin Company, Ltd., one of our stockholders and our principal contract manufacturer and primary source of electronic components and subassemblies of our LCD TVs. This note bears interest at Preferred Bank’s prime rate plus 0.50% and matures on November 5, 2007. The foregoing description of the Amended and Restated Promissory Note — Variable Rate does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Promissory Note — Variable Rate, which is filed as Exhibit 10.46 and is incorporated by reference into this Item 1.01.
     We also entered into a second note, the Promissory Note — Variable Rate in the principal amount of $2,000,000, that is secured by personal guarantees of three of our directors and/or executive officers and by the Vice President of Taiwan Kolin Company, Ltd. This note bears interest at Preferred Bank’s prime rate plus 0.50% and matures on November 5, 2007. The foregoing description of the Promissory Note — Variable Rate and the guarantees does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note — Variable Rate and the form of continuing guaranty, which are filed as Exhibit 10.47 and Exhibit 10.48, respectively, and are incorporated by reference into this Item 1.01.
     On December 13, 2006, we entered into an amended and restated business loan and security agreement with Preferred Bank (the “Amended Loan Agreement”) and Third Amended and Restated Promissory Note — Variable Rate (the “Amended Note”) primarily to increase our existing credit line to the lesser of $55,000,000 or our Borrowing Base (as defined in the Amended Loan Agreement) until February 28, 2007. The total amount of borrowings permitted under the Amended Loan Agreement is subject to the following limitations: (a) $5,000,000 for the issuance of letters of credit; and (b) up to $50 million for general working capital. The borrowings under the facility continue to bear interest at Preferred Bank’s prime rate plus 0.50% and mature on December 5, 2007. In addition, Syntax-Brillian Corporation was added as a co-borrower to the Amended Loan Agreement and Amended Note, and the personal guarantees of certain of our officers previously given to secure the borrowings were terminated. We also confirmed a continuing grant of a security interest in substantially all of our personal property to secure our obligations to Preferred Bank under the Amended Loan Agreement and Amended Note. The foregoing description of the Amended Loan Agreement and Amended Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Loan Agreement and Amended Note, which are filed as Exhibit 10.38 and Exhibit 10.49, respectively, and are incorporated by reference into this Item 1.01.
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

10.38	Amended and Restated Business Loan and Security Agreement, dated as of December 13, 2006, by and among Preferred Bank, the Registrant, Syntax Groups Corporation, and Syntax Corporation

10.45	Amended and Restated Factoring Agreement, dated as of November 22, 2006, by and between The CIT Group/Commercial Services, Inc. and Syntax Corporation

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Exhibit
Number	Description

10.46	Amended and Restated Promissory Note — Variable Rate issued on December 1, 2006 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank

10.47	Promissory Note — Variable Rate issued on December 1, 2006 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank

10.48	Form of Continuing Guaranty between Preferred Bank and each of James Ching Hua Li, Roger Kao, Thomas Man Kit Chow, and Michael K. Chan, each dated December 1, 2006

10.49	Third Amended and Restated Promissory Note — Variable Rate issued on December 13, 2006 by the Registrant, Syntax Groups Corporation, and Syntax Corporation in favor of Preferred Bank

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: December 28, 2006	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.38	Amended and Restated Business Loan and Security Agreement, dated as of December 13, 2006, by and among Preferred Bank, the Registrant, Syntax Groups Corporation, and Syntax Corporation

10.45	Amended and Restated Factoring Agreement, dated as of November 22, 2006, by and between The CIT Group/Commercial Services, Inc. and Syntax Corporation

10.46	Amended and Restated Promissory Note — Variable Rate issued on December 1, 2006 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank

10.47	Promissory Note — Variable Rate issued on December 1, 2006 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank

10.48	Form of Continuing Guaranty between Preferred Bank and each of James Ching Hua Li, Roger Kao, Thomas Man Kit Chow, and Michael K. Chan, each dated December 1, 2006

10.49	Third Amended and Restated Promissory Note — Variable Rate issued on December 13, 2006 by the Registrant, Syntax Groups Corporation, and Syntax Corporation in favor of Preferred Bank